UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  June 6, 2006
                        (Date of earliest event reported)



                         THE AMERICAN ENERGY GROUP, LTD.
                        --------------------------------
        (Exact name of small Business Issuer as specified in its charter)


                 NEVADA                                     87-0448843
                 ------                                     ----------
    (State or other jurisdiction of                       (IRS Employer
     incorporation or organization)                     Identification No.)

                                                               1311
                                                               ----
                                                   (Primary Standard Industrial
                                                       Classification Code)

      120 Post Road West, Suite 202
          Westport, Connecticut                                06880
          ---------------------                                -----
  (Address of principle executive offices)                   (Zip Code)



                                 (203) 222-7315
                                 --------------
                 Issuer's telephone number, including area code

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

     On June 6, 2006 the Company completed the final sale of all available shares of common stock and warrants which comprise its private offering of up to $3.95 million. The Company previously announced on May 11, 2006, that it had sold $2.90 million of the total $3.95 million in common stock and warrants comprising the private offering. The aggregate consummated sales consist of the placement of 2,323,529 shares of common stock at a price of $1.70 per share to a group of institutional investors. Each investor also received one warrant for every two shares of common stock purchased in the offering. The 1,161,766 warrants issued to the investors have a five-year term and provide for an exercise price of $1.70 per share. The warrants may be redeemed at the option of the Company if the closing bid price for the Company's common stock equals or exceeds $2.50 per share for twenty consecutive trading days after registration of the underlying common stock for resale. The Company intends to use the offering proceeds to acquire additional royalty interests in a new oil and gas concession within Pakistan and for general corporate purposes. The Company paid total commissions to the placement agent equal to $237,000 plus 445,560 warrants to purchase common stock which have the same exercise and redemption terms as those warrants issued to the institutional investors. The Company intends to use the offering proceeds to acquire additional royalty interests in a new oil and gas concession within Pakistan and for general corporate purposes. The Company is obligated to file a registration statement with the Securities and Exchange Commission within sixty (60) days and to use its best efforts to cause the registration statement to become effective within one hundred twenty (120) days. Should the Company fail to do so, then the Company shall pay a monthly cash penalty to the investors equal to one percent (1%) of the purchase price proceeds received by the Company for the common stock. A copy of the Press Release announcing the placement is attached to this Report as Exhibit 99.1.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit Number             Description

99.1                 Press release dated June 6, 2006



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE AMERICAN ENERGY GROUP, LTD.
Date: June 9, 2006

                                         By: /s/ Pierce Onthank
                                         ---------------------------------------
                                         Pierce Onthank
                                         Chief Executive Officer and President